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                                                               March 1, 1999

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998
                          AS SUPPLEMENTED MAY 21, 1998
                            OF OCC ACCUMULATION TRUST


Gavin Albert resigned on February 19, 1999 as one of the two portfolio managers of the Small Cap Portfolio. He has been replaced by Mark Degenhart. Timothy McCormack will continue to serve as portfolio manager of the Small
Cap Portfolio. Mr. Degenhart joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. and previously, a Special Situations Analyst at Argus Research Corp for over three years. He has a BS degree in marketing from the University of Scranton.